The UBS Funds

Summary Prospectus Supplement | July 1, 2019

Includes:

–  UBS Municipal Bond Fund

Dear Investor,

The purpose of this supplement is to update certain information in the Summary Prospectus for the UBS Municipal Bond Fund (the "Fund"), a series of The UBS Funds.

Effective as of July 1, 2019, the minimum initial investment amount for Class P shares of the Fund is reduced from $5 million to $2 million.

Therefore, effective July 1, 2019, the section captioned "Purchase & sale of Fund shares" in the Summary Prospectus is revised by replacing the third sentence of that section with the following:

In general, the minimum initial investment for Class A shares is $1,000, and the minimum subsequent investment is $100; and the minimum investment for Class P shares is $2 million ($1,000 for investors who are clients of wrap fee advisory programs (with a minimum subsequent investment of $100)).

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1018